Investor Presentation
First Quarter 2015
James O. Miller -
Chairman, President & Chief Executive Officer
Dennis G. Shaffer -
Executive Vice President
Richard J. Dutton -
Senior Vice President, Chief Operating Officer
Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
Comments made in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties.
Although management believes that the expectations reflected in the forward-looking statements are reasonable, actual results or future events could differ, possibly materially, from those anticipated in these forward-looking statements.  The forward-looking statements speak only as of the date of this presentation, and Civista Bancshares, Inc.
assumes no duty to update any forward-looking statements to reflect events or circumstances after the date of this presentation, except to the extent required by law.

Contact Information
Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital
Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40
th
ownership interest in a Series B Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.”
Additional information can be found at:
www.civb.com
James O. Miller
Chairman, President & Chief Executive Officer
jomiller@civb.com
Telephone: 888.645.4121

Corporate Overview
9
th
Largest Publicly Traded Commercial Bank
in Ohio
Community Banking Focused Operations in
11 Ohio Counties
–
27 Branches & 1 Loan Production Office
Operations in Stable Ohio markets
Acquisitive franchise poised for future
growth
Corporate Overview
Full-service banking origination with
diversified revenue streams
–
Commercial Banking
–
Retail Banking
–
Wealth Management
–
Mortgage Banking
Key Facts

Corporate Rebranding
NASDAQ: CIVB
¹ Market data as of May 4, 2015.
As of March 31, 2015, $s millions
Assets $1,407.2
Gross Loans $987.0
Deposits $1,197.3
Market Cap. ¹ $88.0

Financial Highlights
Financial Highlights
($s in thousands, except per share data)
March 31, 2015 March 31, 2014 % Change
Balance Sheet
Assets
$1,407,239 $1,250,887 12.50%
Gross Loans
987,024 857,913 15.05
Deposits
1,197,316 1,044,820 14.60
Performance Analysis
Net Income Available to Common
$2,767 2,057 34.52%
ROAA
0.92% 0.81% 13.71
ROAE
10.84 9.34 16.02
ROATCE
16.84 14.62 15.14
Market Data ¹
Market Capitalization
$86,350 $71,144
Price / Tangible Book Value
122.4% 122.6%
Dividend Yield
1.81 2.17
¹ Market data as of March 31, 2015.

Investment Highlights
Experienced management team with strong track record
Leading Ohio community bank franchise focused on rural and targeted urban markets
Demonstrated growth and proven acquirer
– Completed acquisition of TCNB Financial Corp. in 2015 Q1
– Opened Loan Production Office on east side of Cleveland (Mayfield Heights)
Initiated unification of brand identity – rebranding Bank and Company
Improved credit quality and solid reserve coverage
Demonstrated earnings growth
– Y-o-Y net income available to common shareholder’s growth of ~35%
– ROATCE of 16.84% in Q1 2015
Improving operating leverage
– Rightsizing branch network with projected annual cost savings of
$450
thousand
–
Revised retirement plans, net impact of $195 thousand of cost savings in 2014
– Focused business strategies resulting in earnings growth

Experienced Management Team
Chairman, President &
CEO
40 years of banking
experience
Joined in 1987
James O. Miller
SVP & Chief Operating
Officer
11 years of banking
experience
Joined in 2007
Richard J. Dutton
EVP, Chief Lending
Officer & President of
Civista Bank
28 years of banking
experience
Joined in 2009
Dennis G. Shaffer
SVP & General Counsel
11 years of banking
experience
Joined in 2003
James E. McGookey
SVP and Controller
25 years of banking
experience
Joined in 1989
Todd A. Michel
SVP & Chief Risk
Officer
18 years of banking
experience
Joined in 2013
John A. Betts
SVP & Chief Credit
Officer
29 years of banking
experience
Joined in 2011
Paul J. Stark

Branch Footprint
Note: Branch information as of March 31,
2015.
Sandusky / Akron /
Cleveland, Ohio
$556 million in loans
$723 million in deposits
11 branch locations
#1 deposit market share in
Sandusky, Ohio with ~
43% market share
North Central Ohio
$96 million in loans
$184 million in deposits
7 branch locations
~40% deposit market
share
$259 million in loans
$202 million in deposits
7 branch locations
23% deposit market share
in the rural markets
West Central Ohio
Greater Dayton, Ohio
$76  million in loans
$88 million in deposits
3 branch locations
~1.47% deposit market
share

9 Attractive Target Markets Sandusky / Akron / Cleveland North Central Ohio West Central Ohio Greater Dayton Ohio

Proven Acquirer & Attractive Organic Growth
Acquired six banks from 1998 – 2015 serving to increase assets by approximately $920 million
Expanded commercial loan growth in Columbus, Akron and Dayton markets
–
Since year-end 2010, loan portfolios in these markets have increased from $147 million to
$329 million
Low cost, locally generated deposit base
Expanded residential mortgage lending with 2013 Q3 hiring of experienced lending team in the
Columbus / Dublin, Ohio market
Positioned to capitalize on loan opportunities in greater Cleveland,  Akron, Columbus, Dayton and other potential Ohio-based urban markets
Total Assets
$s in millions
Total Gross Loans
$s in millions
Total Deposits
$s in millions

TCNB Transaction Highlights
TCNB Financial Corp.
Citizens National Bank of Southwestern Ohio
Closed in March 2015
Single Bank Holding Company &
Bank
Organized in 1999
Total Assets of $105 million
Expands Civista’s Presence into the
Greater Dayton, Ohio Area
–
Dayton
–
Huber Heights
–
Miamisburg
Expected to be Accretive to
Earnings in 2015
Acquisitive Franchise Positioned for Future Growth

Successful Rebranding
Brand Differentiation
316 “Citizens” Banks in the
United States
16 “Citizens” Banks in Ohio
Alone
Citizens / Champaign Bank
Branding Confusing for Existing
Customers
Avoid Customer Identity
Confusion on the Internet
Why Rebrand?
NASDAQ: CIVB

Deposit Mix
Financial information as of March
31, 2015.
Q1 2015 Cost of Interest
Bearing Deposits: 0.29%
Total Deposits: $1,197 million
Non-Interest
Bearing Demand
38%
Interest Bearing
Demand
12%
Savings
30%
Certificates of
Deposit
16%
Brokered Deposits
4%

Loan Mix
Financial information as of March
31, 2015.
Q1 2015 Loan Yield: 4.49%
Total Gross Loans:
$987million
CRE Non-Owner
Occupied
25%
CRE Owner
Occupied
17%
Single Family
24%
C&I
11%
Multi-family
7%
Farmland &
Agriculture
6%
C&D & Land
8%
Consumer & Other
2%

Improving Asset Quality
Reserves / NPLs NCOs / Average Loans
3.16%
3.51%
3.32%
2.22%
1.57%
1.36%
2010 2011 2012 2013 2014 2015 Q1
70.82%
58.02%
53.05%
64.17%
77.18% 76.81%
2010 2011 2012 2013 2014 2015 Q1
2.84%
2.70%
2.42%
1.92%
1.56%
1.45%
2010 2011 2012 2013 2014 2015 Q1
1.46%
1.35%
1.01%
0.53%
0.43%
0.40%
2010 2011 2012 2013 2014 2015 Q1
Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets

Asset Quality Improvement
NPAs & 90+ Days Delinquent as of 3/31/2015 NPAs & 90+ Days Delinquent as of 12/31/2010
Gross Loans: $767 million Gross Loans: $987 million
Nonaccrual Loans -
Current,  $8.5
Nonaccrual Loans -
Past Due,  $13.7
Restructured
Loans,  $8.6
OREO,  $1.8
90+ Days
Delinquent,  $2.2
Nonaccrual
Loans -
Current,
$8.3
Nonaccrual
Loans - Past
Due,  $5.3
Restructured
Loans,  $5.0
OREO,  $0.5

Peer Leading Net Interest Margin
Source: SNL Financial. Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.
3.94%
4.00%
3.98%
3.79% 3.79%
3.65%
3.88%
3.83%
3.71%
3.57%
3.59%
3.53%
2010Y 2011Y 2012Y 2013Y 2014 2015 Q1
CIVB Peer Median

Effectively Managing Duration
3.55
3.38
1.54
1.63
Q1 2015
Q1 2014
Assets Liabilities
Asset duration of less than two
years
– Sell fixed rate mortgages
– Encourage variable rate
commercial lending or swap
into variable, if appropriate
– Limit fixed rate terms to five
years
Liability duration greater than
three years
– Focus on low-cost “sticky”
demand deposits
– Don’t overprice or overextend
time deposits

Non-Interest Metrics & Initiatives
Net Operating Expense / Average Assets Non-Interest Income / Average Assets
0.85%
0.89%
0.98%
1.00%
1.11%
1.29%
2010 2011 2012 2013 2014 2015 Q1
2.20%
2.24%
2.31%
2.63%
2.19%
1.82%
2010 2011 2012 2013 2014 2015 Q1
Growing fee income platform
Wealth management
– ~$464 million in AUM
– Earned $3.2 million during 2014, a 19%
increase from the prior year
Income tax refund processing program
– Evaluated / refined over five tax seasons
– Specialized payment processing earned $1.6
and $1.9 million during Q1 2015 and 2014
Improving efficiency and operating leverage
Investment in people ¹
Revised retirement plan in Q2 2014 reducing net
expenses $195 thousand in 2014
Rightsizing branch network
– Projected annual cost savings of $450 thousand
¹ From AB Magazine, November  © 2014 SourceMedia, Inc.. All rights reserved.  Used by permission and protected by the Copyright Laws of the United States.  The printing, copying,
redistribution, or retransmission of this Content without expressed written permission is prohibited.   Civista Bank, formerly Citizens and Champaign Banks.

20 Profitability & Returns Analysis ¹ LTM basis. Diluted Earnings per Share ROATCE ROAA Net Income Available to Common Shareholders

Increasing Shareholder Value
Stock Price
Dividend yield of 1.81%
Dividend payout ratio in 2014 was
approximately 15.4%
Price / Tangible Book Value of
125% as compared to peer
average of 142% ¹
Price / LTM EPS of 12.2x as
compared to peer average of
13.4x ¹
61.15% Total Return in 2014
Source: SNL Financial. Market Data as of May 4, 2015.
¹ Comparable peers represents banks located in Ohio, Indiana, and Kentucky with total assets between $1.0 billion and $5.0 billion; excludes merger targets.

22 Commitment to Shareholders Long-term Shareholder Value through Growth and Profitability

Strategic Focus & Growth Strategy
Organic growth
–
Capitalize on commercial and consumer lending opportunities
–
Grow core deposit base in rural and targeted urban markets
–
Identify and evaluate loan production opportunities in select metro markets
Acquisition opportunities
–
Rural
–
Urban
Improving asset quality
Efficiency and operating leverage
Capital

24 Why Invest in CIVB? Strong and Seasoned Management Team Leading Ohio Community Banking Franchise Proven and Disciplined Acquirer Platform to Support Future Growth Attractively Valued Versus Peers

Appendix 25

Operating Results
($s in thousands, except per share data)
For the Years Ended December 31, LTM Q1
2009 2010 2011 2012 2013 2014 2015
Net Interest Income $40,273 $41,461 $41,361 $40,578 $39,974 $41,866 $42,616
Provision for Loan Losses 13,323 17,940 9,800 6,400 1,100 1,500 1,150
Noninterest Income 9,633 9,154 9,971 11,200 12,662 13,874 13,652
Noninterest Expense 35,165 35,774 36,727 38,074 43,384 41,550 41,725
Net Income 1,655 (1,268) 3,958 5,579 6,179 9,528 9,987
Net Income Available to Common Shareholders $700 ($2,444) $2,782 $4,386 $5,020 $7,655 $8,366
Diluted EPS per Common Share $0.09 ($0.32) $0.36 $0.57 $0.64 $0.85 $0.92
Return on Average Assets (ROAA) 0.15% (0.11%) 0.35% 0.49% 0.53% 0.77% 0.80%
Return on Average Equity (ROAE) 1.68 (1.27) 3.96 5.36 5.97 8.34 8.72

27 Thank You